Exhibit 10.4

Execution Version

INCREMENTAL AMENDMENT

This amendment (this “Incremental Amendment”), dated as of April 22, 2010 is entered into among Radiation Therapy Services, Inc., (as successor to RTS Merger Co., Inc.), a Florida corporation (“Borrower”), Radiation Therapy Services Holdings, Inc., a Delaware Corporation (“Parent”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” and, together with Parent, the “Guarantors”), Barclays Bank PLC, as Incremental Revolving Lender (the “Incremental Revolving Lender”) and Wells Fargo Bank, N.A. (formerly known as Wachovia Bank, National Association), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and amends the Credit Agreement dated as of February 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Section 2.23 of the Credit Agreement provides that Borrower may from time to time request Credit Increases in an aggregate amount not to exceed $75,000,000.00, subject to the terms and conditions set forth therein;

WHEREAS, the Incremental Revolving Lender has agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment Increase in the aggregate principal amount of $7,500,000, (the “Incremental Revolving Commitment”) the proceeds of which will be used pursuant to Section 6.12 of the Credit Agreement; and

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, Borrower and the Administrative Agent may enter into an Incremental Amendment without the consent of any other Lenders to effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.23 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.      Incremental Amendment

(a)            This Incremental Amendment is an Incremental Amendment referred to in Section 2.23 of the Credit Agreement, and Borrower, the Administrative Agent and the Incremental Revolving Lender hereby agree that on the Incremental Closing Date (as defined below), the Incremental Revolving Commitment shall become effective and the Revolving Commitments shall be deemed increased by the amount of the Incremental Revolving Commitment (such increase, the “Incremental Revolving Commitment Increase”).

Section 2.      Covenants

(a)      To the extent such items have not been delivered as of the Incremental Closing Date, within sixty (60) days after the Incremental Closing Date, unless extended by the Collateral Agent in its sole discretion, the Borrower shall deliver or cause to be delivered to the Collateral Agent, with respect to each Mortgaged Property identified on Schedule 1 hereto, the following:

(i)              with respect to each Mortgage encumbering Mortgaged Property, an amendment (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

(ii)             with respect to each Mortgage Amendment, an endorsement to the existing Title Policy assuring the Collateral Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all Liens except those Liens created or permitted by the Mortgage or by the Collateral Agent, and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent;

(iii)            with respect to each Mortgage Amendment, written confirmation in form and substance reasonably acceptable to the Collateral Agent from local counsel in each jurisdiction in which any Mortgaged Property is located that the applicable Mortgage Amendment is in proper form for recording and otherwise satisfactory under applicable law for the continued validity, perfection and priority of the Liens granted to the Collateral Agent under the Mortgages encumbering such Mortgaged Property for the benefit if the Secured Parties as security for the Secured Obligations, as amended pursuant to this Incremental Amendment;

(iv)            with respect to each Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to Title Policy contemplated in subparagraph (ii) of this Section 2; and

(v)             evidence acceptable to the Collateral Agent of payment by the appropriate Loan Party of all applicable title insurance premiums, search and examination charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of the endorsements to Title Policies referred to in sub-paragraph (ii) of this Section 2.

(b)      To the extent such items have not been delivered as of the Incremental Closing Date, within five (5) Business Days after the Incremental Closing Date, unless extended by the Collateral Agent in its sole discretion, the Borrower shall deliver or cause to be delivered to the Collateral Agent such lien searches with respect to the Loan Parties as it shall have reasonably requested.

Section 3.      Conditions Precedent to the Effectiveness of this Incremental Amendment

This Incremental Amendment shall become effective as of the date (the “Incremental Closing Date”) when, and only when, the following conditions precedent have been satisfied:

(a)            Administrative Agent shall have received counterparts of this Incremental Amendment duly executed by (1) the Borrower, (2) each Guarantor, (3) the Administrative Agent and (4) the Incremental Revolving Lender.

(b)            As of the Incremental Closing Date, the representations and warranties (x) set forth in Section 4 of the Credit Agreement are true and correct in all material respects to the extent such representation and warranty is not already subject to a “materiality” or “Material Adverse Effect” qualifier as of the date hereof (except for those which expressly relate to an earlier date, in which case they shall be true and correct in material respects as of such earlier date) and (y) set forth in Section 4 below are true and correct in all material respects.

(c)            The statements in clauses (i) and (ii) of the first proviso to Section 2.23 of the Credit Agreement shall be true and correct with respect to the Incremental Revolving Commitment Increase and the Borrower shall have provided a certificate of a Responsible Officer to such effect.

(d)            The Administrative Agent shall have received such lien searches with respect to the Loan Parties as it shall have reasonably requested.

(e)            (i) The Administrative Agent shall have received, for the account of the Incremental Revolving Lender, such fees as the Borrower shall separately have agreed to pay to the Incremental Revolving Lender in respect of its Incremental Revolving Commitment and (ii) the costs and expenses in Section 7 shall have been paid.

(f)             The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto).

(g)            The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 6.5(b) including, without limitation, flood insurance policies) and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance satisfactory to the Administrative Agent.

(h)            The Administrative Agent shall have received the executed legal opinion of Kirk-land & Ellis LLP, counsel to the Borrower and the Guarantors, in form and substance reasonably satisfactory to the Administrative Agent.

(i)             Borrower shall have prepaid all Revolving Loans (if any) outstanding on the Incremental Closing Date in accordance with the terms of the Credit Agreement (it being understood and agreed that the Borrower may finance such prepayment with a concurrent borrowing of Revolving Loans from the Revolving Lenders in accordance with their Revolving Percentages after giving effect to the Revolving Commitment Increase and the Revolving Commitment Increase contemplated by the Other Incremental Amendment (as defined below)).

(j)             The Administrative Agent shall be satisfied that, substantially simultaneously with the effectiveness hereof, a financial institution or group of financial institutions reasonably satisfactory to the Administrative Agent, the Borrower, the Guarantors and the Administrative

Agent shall separately have entered into an Incremental Amendment substantially in the form hereof (the “Other Incremental Agreement”) pursuant to which it will have agreed to provide a Revolving Commitment Increase in an amount equal to at least $7,500,000.

(k)            The Administrative Agent shall be satisfied that, on and as of the Incremental Closing Date, the Revolving Commitments shall have increased by $15,000,000 pursuant to this Incremental Amendment and the Other Incremental Amendment.

Section 4.      Representations and Warranties

On and as of the Incremental Closing Date, after giving effect to this Incremental Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Incremental Revolving Lender as follows:

(a)            this Incremental Amendment has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms and the Credit Agreement, as amended by this Incremental Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

(b)            no consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required by the Borrower in connection with the execution, delivery or performance by such Person of this Incremental Amendment;

(c)            this Incremental Amendment and the transactions contemplated hereby do not violate, conflict with or breach any term or provision of any Loan Document or Requirement of Law; and

(d)            the Borrower has no Wholly-Owned Subsidiaries other than (x) the entities identified as “Subsidiary Guarantors” on the signature page hereto; (y) Immaterial Subsidiaries and (z) Foreign Subsidiaries.

Section 5.      Reference to and Effect on the Loan Documents

(a)      As of the Incremental Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Incremental Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Incremental Amendment as of the Incremental Closing Date.

(b)      As of the Incremental Closing Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

(c)      Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d)      The execution, delivery and effectiveness of this Incremental Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e)      This Incremental Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

Section 6.      Acknowledgement and Reaffirmation of Guarantors

The Guarantors acknowledge and consent to all terms and conditions of this Incremental Amendment and agree that this Incremental Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Guaranty and Collateral Agreement, including, without limitation, its guarantee of the Obligations, its pledge of the Pledged Stock and its grant of the Security Interest (as defined in the Guaranty and Collateral Agreement).

Section 7.      Costs and Expenses

The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Incremental Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 8.      Execution in Counterparts

This Incremental Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or PDF shall be effective as delivery of a manually executed counterpart of this Incremental Amendment.

Section 9.      Lender Signatures

The Incremental Revolving Lender shall be deemed to have approved this Incremental Amendment and shall be further deemed for the purposes of the Loan Documents to have approved this Incremental Amendment.

Section 10.    Governing Law

THIS INCREMENTAL AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WILL BE REQUIRED THEREBY.

Section 11.    Section Titles

The section titles contained in this Incremental Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, subclause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, subclause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, subclause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 12.    Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 13.    Severability

The fact that any term or provision of this Incremental Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 14.    Successors

The terms of this Incremental Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the parties hereto and their respective successors and assigns.

Section 15.    Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS INCREMENTAL AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

RADIATION THERAPY SERVICES HOLDINGS, INC., as Parent

By:	/s/ Erin L. Russell
	Name:	Erin L. Russell
	Title:	Vice President

RADIATION THERAPY SERVICES, INC., as Borrower

By:	/s/ Jeffrey A. Pakrosnis
	Name:	Jeffrey A. Pakrosnis
	Title:	Treasurer

21ST CENTURY ONCOLOGY MANAGEMENT SERVICES, INC.

21ST CENTURY ONCOLOGY OF ALABAMA, LLC

21ST CENTURY ONCOLOGY MANAGEMENT SERVICES OF ARIZONA, INC.

21ST CENTURY ONCOLOGY OF HARFORD COUNTY MARYLAND, LLC

21ST CENTURY ONCOLOGY OF JACKSONVILLE, INC.

21ST CENTURY ONCOLOGY OF NEW JERSEY, INC.

21ST CENTURY ONCOLOGY OF PRINCE GEORGES COUNTY, MARYLAND, LLC

21ST CENTURY ONCOLOGY OF SOUTH CAROLINA, LLC

21ST CENTURY ONCOLOGY, LLC

AMERICAN CONSOLIDATED TECHNOLOGIES, L.L.C.

ARIZONA RADIATION THERAPY MANAGEMENT SERVICES, INC.

BERLIN RADIATION THERAPY TREATMENT CENTER, LLC

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

DEVOTO CONSTRUCTION OF SOUTHWEST FLORIDA, INC.

FINANCIAL SERVICES OF SOUTHWEST FLORIDA, LLC

MARYLAND RADIATION THERAPY MANAGEMENT SERVICES, LLC

MICHIGAN RADIATION THERAPY MANAGEMENT SERVICES, INC.

NEVADA RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED

NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED

NORTH CAROLINA RADIATION THERAPY MANAGEMENT SERVICES, LLC

RADIATION THERAPY SERVICES INTERNATIONAL, INC.

WEST VIRGINIA RADIATION THERAPY SERVICES, INC.

JACKSONVILLE RADIATION THERAPY SERVICES, INC.

as Subsidiary Guarantors

By:	/s/ Jeffrey A. Pakrosnis
	Name:	Jeffrey A. Pakrosnis
	Title:	Treasurer

PHOENIX MANAGEMENT COMPANY, LLC as Subsidiary Guarantor

By:	/s/ Jeffrey A. Pakrosnis
	Name:	Jeffrey A. Pakrosnis
	Title:	Treasurer

BARCLAYS BANK PLC, as Incremental Revolving Lender

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

[RTS — Amendment]

WELLS FARGO BANK, N.A. (formerly known as WACHOVIA BANK, NATIONAL ASSOCIATION), as Administrative Agent

By:	/s/ Kent S. Davis
	Name:	Kent S. Davis
	Title:	Managing Director

[RTS — Amendment]

SCHEDULE 1

County/State	Address	Mortgagor	Filing Date	Filing Information

Westchester County, New York	970 North Broadway-Units 101, 102, 103 & C16 of the Riverhill Professional Pavilion, Yonkers, New York	New York Radiation Therapy Management Services, Incorporated	1/21/2009	490130469

Clark County, Nevada	1176 Vegas Valley Drive, Las Vegas, Clark County, Nevada	Nevada Radiation Therapy Management Services, Incorporated	12/30/2008	20081230-0003528

Collier County, Florida	820 Goodlette Road North, Naples, Collier County, Florida (Ground Lease)	21st Century Oncology, Inc.	01/05/2009	4247530 OR 4417, Page 4455

Broward County, Florida	266 West Hillsboro Boulevard, Deerfield Beach, Broward County, Florida	21st Century Oncology, Inc.	12/31/2008	10832596 OR BK 45893, Pages 1192-1228